UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  APRIL 6, 2010

DIGITAL ALLY, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	001-33899	20-0064269
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7311 W. 130th Street, Suite 170, Overland Park, KS 66213
(Address of Principal Executive Offices) (Zip Code)

(913) 814-7774
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant's Certifying Accountant.

(a) and (b) Changes in Independent Registered Public Accounting Firm.

On April 2, 2010, the Audit Committee of the Board of Directors of Digital Ally, Inc. (the “Company”) approved the engagement of Grant Thornton LLP ("Grant Thornton") as the Company’s independent registered public accounting firm.  During the fiscal years ended December 31, 2009 and December 31, 2008 and prior to  the date of its engagement, the Company did not consult with Grant Thornton  regarding (i) the application of accounting principles to any completed or proposed transaction, (ii) the type of audit opinion that might be rendered on our financial statements for such periods, or (iii) any other accounting, auditing or financial reporting matter described in Items 304(a)(2)(i) and (ii) of Regulation S-K.

In connection with the selection of Grant Thornton, on April 2, 2010, the Audit Committee dismissed McGladrey & Pullen, LLP (“McGladrey”) as the Company's independent registered public accounting firm.

The reports of McGladrey on the Company's financial statements for each of the fiscal years ended December 31, 2009 and December 31, 2008 did not contain any adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles.  During the fiscal years ended December 31, 2009 and December 31, 2008 and through April 2, 2010, there were no (i) disagreements with McGladrey on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to McGladrey’s satisfaction, would have caused McGladrey to make reference to the subject matter thereof in its report on the financial statements of the Company for such years, and (ii) there have been no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided a copy of the above disclosures to McGladrey before its filing with the SEC.  The Company requested that McGladrey furnish it with a letter addressed to the SEC stating whether or not McGladrey agrees with the foregoing statements.  McGladrey has furnished the response letter in which it agreed with the statements made concerning McGladrey. McGladrey’s letter is included as Exhibit 99.1 to this report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d)           Exhibits.

99.1	Text of response letter received from McGladrey & Pullen, LLP dated April 6, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 6, 2010

Digital Ally, Inc.
By: /s/ Stanton E. Ross Name: Stanton E. Ross Title: Chairman, President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Text of response letter received from McGladrey & Pullen, LLP dated April 6, 2010.